Exhibit 99.2 MEDTRONIC PLC Q4 FY18 EARNINGS PRESENTATION MAY 24, 2018 • Q4 FY18 CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS • FY18 FINANCIAL HIGHLIGHTS • FREE CASH FLOW • FY18 DIVESTITURE IMPACT • FY19 GUIDANCE & OTHER ASSUMPTIONS

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements. They are based on current assumptions and expectations that involve uncertainties or risks. These uncertainties and risks include, but are not limited to, those described in the filings we make with the U.S. Securities and Exchange Commission (SEC). Actual results may differ materially from anticipated results. Forward-looking statements are made as of today's date, and we undertake no duty to update them or any of the information contained in this presentation. Financial Data Certain information in this presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by our independent registered public accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences and such differences may be material. This presentation contains financial measures and guidance which are considered “non-GAAP” financial measures under applicable SEC rules and regulations. Medtronic management believes that non-GAAP financial measures provide information useful to investors in understanding the company’s underlying operational performance and trends and to facilitate comparisons with the performance of other companies in the med tech industry. Medtronic calculates forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, forward-looking EPS projections exclude the impact of foreign currency fluctuations and other potential charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year. Medtronic does not attempt to provide reconciliations of forward-looking non-GAAP EPS guidance to projected GAAP EPS guidance, because the combined impact and timing of recognition of these potential charges or gains is inherently uncertain and difficult to predict, and is unavailable without unreasonable efforts. In addition, we believe such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance. GAAP to non-GAAP reconciliations are provided on our website and can be accessed using this link. Financial Comparisons References to quarterly results increasing or decreasing are in comparison to Q4 FY17, and references to annual results increasing or decreasing are in comparison to FY17. References to organic revenue growth exclude the impact of material acquisitions, divestitures, and currency. References to comparable exclude the impact of material divestitures. Unless stated otherwise, quarterly and annual rates and ranges are given on a comparable, constant currency basis, which adjusts for material divestitures, as well as the impact of foreign currency. BASIS OF PRESENTATION OF COMPARABLE Q1 & FULL YEAR FY18 FINANCIAL METRICS Previously disclosed Q1 and full year FY18 financial metrics have been revised to adjust for (a) the estimated results of the portion of our Patient Monitoring & Recovery division, which was divested to Cardinal Health on July 29, 2017, and (b) the change in the presentation of revenue related to the Advanced Ablation and GI Solutions product lines, which were historically included within the Surgical Solutions division and which, effective Q2 FY18, are now included within the Respiratory, Gastrointestinal, and Renal (RGR) division. The non-GAAP reconciling items remain the same as those presented in previous earnings release materials. The GAAP to Non-GAAP reconciliations are available with previous earnings release materials, available at http://investorrelations.medtronic.com. The revised comparable financial metrics represent estimates based upon available information and certain assumptions which management believes are reasonable under the circumstances. Actual results may have differed materially from the assumptions used to prepare the revised financial metrics. The revised financial metrics are not necessarily indicative of the financial position or results of operations that would have been realized had the divestiture occurred as of the dates or for the periods indicated, nor is it meant to be indicative of any financial position or results of operations that Medtronic plc may have experienced had the divestiture occurred in an earlier period. Q4 FY18 Earnings Results | May 24, 2018 | 2

Q4 FY18 CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS

MDT
Q4 FY18 HIGHLIGHTS

ANOTHER STRONG QUARTER; EXPANDED OUR OPERATING MARGIN AND DELIVERED EPS LEVERAGE

Revenue:


DIAB 8%
CVG 39%
RTG 26%
MITG 27%


EM 15%
U.S. 52%
Non-U.S. Dev 33%

	Revenue $M	As Rep Y/Y %	CCC[1] Y/Y %
CVG	3,135	10	5
MITG	2,237	(14)	5
RTG	2,127	9	6
Diabetes	645	26	21
Total	**8,144**	**3%**	**7%**
U.S.	4,187	(5)	5
Non-U.S. Dev	2,718	11	5
EM	1,239	17	15
Total	**$8,144**	**3%**	**7%**

Earnings Per Share:

	Diluted EPS	As Rep Y/Y	CCC[1] Y/Y%
GAAP	$1.07	27%	NC
Non-GAAP	$1.42	7%	15%

- Delivered 6.5% organic revenue growth; 100 – 200 bps above guidance provided on Q3 earnings call
  - Continue to see a clear acceleration in therapy innovation, with new product launches and value-based healthcare initiatives driving growth in all business groups
  - Strong revenue performance led by:
    - Diabetes growth of 21.3%, reflecting US patient demand for the MiniMed® 670G hybrid closed loop system
    - RTG growth of 6.1%, powered by double-digit growth in Neurovascular, Neurosurgery, and Pain Therapies, was the best quarter of organic growth in group history
  - Emerging Markets grew 15.5%, driven by:
    - Low-20's growth in Middle East & Africa and Latin America
    - Double-digit revenue growth in China and Eastern Europe
  - Developed Market growth of 5.0%, driven by strength in Japan (5.5%), the US (5.3%), and Western Europe (4.4%)
- Delivered strong margin expansion and double digit EPS growth
  - Operating Profit grew 9%; Operating Margin: ~80 bps improvement Y/Y
  - FX Impact to Op Margin (160 bps); at current rates, this headwind turns into a modest tailwind in FY19
  - SG&A: Significant +150 bps improvement Y/Y, reflecting our company-wide cost savings initiatives
  - EPS: 15% growth; 14% comparable; 7% Non-GAAP

1 Figures represent comparison to Q4 FY17 on a comparable, constant currency basis.

Q4 FY18 Earnings Results | May 24, 2018 | 4

Medtronic

MDT Q4 FY18 GAAP SELECT FINANCIAL INFORMATION Q4 Q4 Y/Y Growth / FY18 FY17 Y/Y Change Net Sales ($M) 8,144 7,916 3% Cost of Products Sold 2,395 2,436 -2% Gross Margin 70.6% 69.2% 140 bps SG&A ($M) 2,552 2,479 3% % of Sales 31.3% 31.3% Flat R&D ($M) 592 553 7% % of Sales 7.3% 7.0% (30 bps) Other Expense, Net ($M) 188 48 292% Operating Profit 1,935 1,631 19% Operating Margin 23.8% 20.6% 320 bps Diluted EPS ($) 1.07 0.84 27% Q4 FY18 Earnings Results | May 24, 2018 | 5

MDT Q4 FY18 Y/Y EPS WALK EPS Strong EPS leverage of 870 bps 15% Y/Y1 1.60 $0.19 $1.44 ($0.02) $1.42 ($0.35) 1.40 $0.49 ($0.08) $1.25 1.20 $1.07 1.00 $0.84 0.80 0.60 0.40 0.20 0.00 Q4 FY17, Q4 FY17, Q4 FY17, Q4 FY17, Performance Q4 FY18, FX Q4 FY18, Q4 FY18, Q4 FY18, GAAP Non-GAAP Divestiture Impact Comparable CC Non-GAAP Non-GAAP GAAP Adjustments Non-GAAP Non-GAAP Adjustments FY17 FY18 1 Figures represent comparison to Q4 FY17 on a comparable, constant currency basis. Q4 FY18 Earnings Results | May 24, 2018 | 6

MDT Q4 FY18 Y/Y OPERATING MARGIN CHANGES Operating Margin Significant operating margin expansion driven by continued company-wide focus 35.0% 0.8% 31.8% 0.6% 31.0% (1.6%) 9.8% 30.2% (6.4%) 30.0% 25.0% 23.8% 20.6% 20.0% 15.0% 10.0% 5.0% 0.0% Q4 FY17, Q4 FY17, Q4 FY17, Q4 FY17, Performance Q4 FY18, FX Q4 FY18, Q4 FY18, Q4 FY18, GAAP Non-GAAP Divestiture Impact Comparable CC Non-GAAP Non-GAAP GAAP Adjustments Non-GAAP Non-GAAP Adjustments FY17 FY18 Q4 FY18 Earnings Results | May 24, 2018 | 7

MDT Q4 FY18 NON-GAAP SELECT FINANCIAL INFORMATION Q4 FY18 Q4 FX Q4 FY18 Q4 Comparable FY17 Impact CCC Growth FY18 Constant Revised1 $M / Change / Change3 Currency3 Net Sales ($M) 8,144 7,351 315 -- 7% Cost of Products Sold2 2,376 2,101 95 -- 9% Gross Margin2 70.8% 71.4% (10 bps) 70.9% (50 bps) SG&A ($M)2 2,529 2,399 91 -- 2% % of Sales 31.1% 32.6% Flat 31.1% 150 bps R&D ($M) 592 548 7 -- 7% % of Sales 7.3% 7.5% (20 bps) 7.5% Flat Other Expense, Net ($M)2 188 26 153 -- 35% Operating % of Sales 2.3% 0.4% 190 bps 0.4% Flat Leverage3 Operating Profit2 2,459 2,277 (31) -- 9% 290 bps Operating Margin2 30.2% 31.0% (160 bps) 31.8% 80 bps EPS Diluted EPS2 ($) 1.42 1.25 (0.02) -- 15% Leverage3 870 bps 1 Restatement on comparable basis: Represents management’s best estimate to exclude the impact of the Patient Care, Deep Vein Thrombosis & Nutritional Insufficiency divestiture to Cardinal Health. 2 Non-GAAP Q4 FY18 Earnings Results | May 24, 2018 | 8 3 Figures represent comparison to Q4 FY17 on a comparable, constant currency basis.

CVG

Q4 FY18 HIGHLIGHTS

REVENUES GREW 5.4% ORGANIC

Growth Driven by CSH, AFS and Emerging Markets



APV
16%
CSH
32%
CRHF
52%



EM
17%
Non-
U.S. Dev
34%
U.S.
49%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CRHF	1,633	6	1
CSH	1,005	19	13
APV	497	9	5
Total	**$3,135**	**10%**	**5%**
U.S.	1,530	3	3
Non-U.S. Dev	1,074	16	4
EM	531	21	16
Total	**$3,135**	**10%**	**5%**

- **Cardiac Rhythm & Heart Failure:** +1.5% growth driven by LSD growth in Arrhythmia Management, partially offset by LSD declines in Heart Failure
  - Continued strength in AF Solutions (AFS), Low Power (CRT-P, Azure, Micra) and Mechanical Circulatory Support (MCS) offset High Power replacement headwinds
  - TYRX®- related VBHC arrangements: More than 1,100 hospitals under contract, covering over 30% of US CRHF implantables revenue
  - Services & Solutions HSD growth led by continued CLMS/ORMS adoption and strong Y/Y MCMS growth
- **Coronary & Structural Heart:** +12.8% growth driven by TAVR and DES
  - Above-market, 20%+ WW TAVR growth, driven by continued adoption of Evolut® PRO and the valve's industry-leading hemodynamics and PVL performance
    - Market leading European TAVR share in Q4
    - Enveo Pro delivery system: Q4 US launch; CE Mark received with launch underway
  - Continued Resolute Onyx™ launch momentum and adoption in US and Japan drove High-Teens growth in DES; Resolute Onyx™ now a majority of DES mix
  - APOLLO trial (TMVR) enrollment started
  - Positive RDN ON-MED results released at EuroPCR demonstrated clinically and statistically significant blood pressure reductions; US pivotal IDE underway
- **Aortic & Peripheral Vascular:** +4.8% growth driven by mid-teens growth in endoVenous
  - DCB maintained global share leadership; decelerated SFA segment growth due to CMS reimbursement changes, offset by strong OUS growth
  - VenaSeal™ growth accelerated with recent payer coverage approvals

HeartWare™ HVAD™ System



Arctic Front Advance®



CoreValve® Evolut® PRO



Resolute Onyx™



Heli-FX® EndoAnchor®



VenaSeal™ Closure System



1 Figures represent comparison to Q4 FY17 on a constant currency basis.

Q4 FY18 Earnings Results | May 24, 2018 | 9

Medtronic

MITG

Q4 FY18 HIGHLIGHTS

REVENUES GREW 4.8% ORGANIC

Growth Driven by Open to MIS and Emerging Markets



Surg. Innov. 68%
RGR 32%



EM 19%
U.S. 40%
Non-U.S. Dev 41%

	Revenue $M	As Rep Y/Y %	CCC[1] Y/Y %
Surg Innov	1,513	--	6
RGR	724	--	3
Total	**$2,237**	**(14%)**	**5%**

U.S.	902	(31)	2
Non-U.S. Dev	923	0	3
EM	412	11	18
Total	**$2,237**	**(14%)**	**5%**

- **Surgical Innovations (SI):** +5.9% growth driven by Advanced Energy and Stapling
  - Stability of procedure volumes continues to drive Advanced Surgical growth
  - Strong growth in Advanced Stapling driven by:
    - Signia™ powered stapler (US, Japan, Europe)
    - Tri-Staple™ 2.0 specialty reloads
  - Continued strength in Advanced Energy driven by:
    - ValleyLab™ FT10
    - LigaSure™ vessel sealing instruments with nano-coating
- **Respiratory, GI, & Renal:** +2.5% growth; LSD growth in Respiratory & GI and MSD growth in Renal Care Solutions (RCS)
  - Respiratory & Patient Monitoring: Strong flu season helped to offset tough comps and lower volume in Ventilation and Airways
  - GI and Hepatology delivered DD growth, driven by strong performance across all businesses
  - Renal Care grew MSD in line with market growth
- **Strong Emerging Market growth across MITG**

Signia™ Stapling System



LigaSure™ Vessel Sealing



Nellcor™ Pulse Oximetry



Bellco Amplya™



1 Figures represent comparison to Q4 FY17 on a comparable, constant currency basis.

Q4 FY18 Earnings Results | May 24, 2018 | 10

Medtronic

RTG

Q4 FY18 HIGHLIGHTS

REVENUES GREW 6.1% ORGANIC;

BEST QUARTER IN RTG'S 8-YEAR HISTORY

Continued Strength in Brain and Pain; LSD Spine Growth



Pain 16%
Spine 33%
Specialty 20%
Brain 31%



EM 11%
Non-US Dev 24%
U.S. 65%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Spine	699	3	1
Brain	672	15	11
Specialty	424	7	4
Pain	332	13	10
Total	**$2,127**	**9%**	**6%**
U.S.	1,385	6	6
Non-U.S. Dev	503	15	5
EM	239	13	8
Total	**$2,127**	**9%**	**6%**

- **Spine:** +1.0% growth driven by HSD growth in BMP offset by LSD declines in Core Spine (in-line with global spine market)
  - Core Spine revenue combined with Spine enabling technologies (reported in Neurosurgery business), grew ~3%, driven by the ongoing success of the Surgical Synergy strategy
- **Brain Therapies:** +11.3% growth from strength in both Neurovascular & Neurosurgery
  - Neurovascular led by high-twenties growth in Stents
  - LDD growth in Neurosurgery from continued penetration of StealthStation® S8 navigation systems, Mazor X™ robotic guidance systems, & Visualase laser ablation systems
- **Pain Therapies:** +9.9% growth driven by mid-teens growth in spinal cord stimulation
  - Momentum from Intellis™ Platform launch in US, EMEA, and Japan continues to drive growth along with the ongoing global roll-out of Evolve℠ workflow
    - FY19 Intellis™ launch in Canada, ANZ, and Latin America
  - Second consecutive quarter of TDD pump growth following lifting of FDA distribution restriction
- **Specialty Therapies:** +4.3% growth from strength in ENT & Pelvic Health
  - ENT: Powered instruments growth in EM and US capital; Pelvic Health: Strong US InterStim™ II neurostimulator sales and regional performance in APAC and EMEA

Infuse® Bone Graft



StealthStation™ S8



Intellis™ Spinal Cord Stimulator



InterStim™ II



1 Figures represent comparison to Q4 FY17 on a constant currency basis.

MICHELSON TECHNOLOGY AT WORK
Q4 FY18 Earnings Results | May 24, 2018 | 11
Medtronic

DIABETES

Q4 FY18 HIGHLIGHTS

REVENUES GREW 21.3% ORGANIC

Strong 670G Adoption; Unconstrained sensor manufacturing capacity


Total Group
Revenue
$645M
EM
9%
Non-US
Dev
34%
US
57%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
IIM	--	>30	>25
DSS	--	High Teens	LDD
NDT	--	(High Teens)	(Low Twenties)
Total	**$645**	**26%**	**21%**
U.S.	370	22	22
Non-U.S. Dev	218	30	17
EM	57	39	34
Total	**$645**	**26%**	**21%**

- **Intensive Insulin Management:** Over 25% growth driven by robust demand for the MiniMed® 670G hybrid closed loop insulin pump
  - Strong CGM and sensor utilization
  - Completed sensor capacity expansion efforts and finished quarter with no back orders
  - Over 70,000 trained, active 670G users; Excellent feedback continues
  - International expansion progress with Japan launch of MiniMed® 640G
    - Moving towards servicing OUS Animas customers and launching 670G in new geographies
- **Diabetes Service & Solutions:** Low double-digit growth driven by momentum in Consumables and Guardian® Connect
  - Easing of sensor supply constraints allowed for broader promotion of Guardian® Connect in Europe
    - Guardian® Connect US launch Q1FY19
  - Strength in consumables from new pump patients and Animas revenue
  - Capitalizing on VBHC trends and leveraging the Diabeter model in US Type 2 clinics

MiniMed® 670G



MiniMed® 640G



Guardian® Connect



iPro®2 CGM w/ Pattern Snapshot



1 Figures represent comparison to Q4 FY17 on a constant currency basis.

Q4 FY18 Earnings Results | May 24, 2018 | 12

Medtronic

FY18 FINANCIAL HIGHLIGHTS

MDT

FY18 HIGHLIGHTS

Revenue:



DIAB 7%
CVG 38%
RTG 26%
MITG 29%



EM 15%
U.S. 53%
Non-U.S. Dev 32%

	Revenue $M	As Rep Y/Y %	CCC[1] Y/Y %
CVG	11,354	8	6
MITG	8,716	(12)	4
RTG	7,743	5	4
Diabetes	2,140	11	9
Total	**$29,953**	**1%**	**5%**
U.S.	15,875	(5)	3
Non-U.S. Dev	9,627	6	5
EM	4,451	12	13
Total	**$29,953**	**1%**	**5%**

Other Financial Highlights:

	Diluted EPS	As Rep Y/Y	CCC[1] Y/Y%
GAAP	$2.27	(21%)	NC
Non-GAAP	$4.77	4%	10%

Cash Flow from Ops	$4.7B
Free Cash Flow[2]	$3.6B

STRONG SECOND HALF PERFORMANCE; REVENUE AND EPS GROWTH AT HIGH END OF ANNUAL GUIDANCE

- Executed on our broad, sustainable growth strategy, driving therapy innovation and global market penetration
  - 4.6% organic revenue growth, with strong, diversified performance in all groups and regions
    - Acquisitions contributed ~40 bps
    - Foreign currency had a positive ~180 bps impact
  - Steady cadence of innovative, new product launches driving continued growth in all business groups
  - Double-digit Emerging Market growth; FY18 revenue of ~$4.5B
- Delivered enterprise synergies to overcome margin headwinds; Solid EPS growth
  - EPS: 10% growth; 9% comparable; 4% Non-GAAP
  - Operating Margin: ~20 bps improvement Y/Y
  - Completed $850M Covidien synergy commitment; Launched new Enterprise Excellence program to increase effectiveness, drive continued savings, and enable reinvestment for growth
- Free cash flow[2] would have been $4.7B, after adjusting for $1.1B IRS pre-payment for Puerto Rico
- Capital allocation: Strategically deploying capital against priorities
  - FY18: $2,494M in dividends and $1,768M in net share repurchases; representing 118% of FCF[2] and 65% of Non-GAAP Net Income

1 Figures represent comparison to FY17 on a comparable, constant currency basis.
2 Operating cash flows less property, plant and equipment additions.

Q4 FY18 Earnings Results | May 24, 2018 | 14

Medtronic

MDT FY18 GAAP SELECT FINANCIAL INFORMATION Y/Y Growth / FY18 FY17 Y/Y Change Net Sales ($M) 29,953 29,710 1% Cost of Products Sold 9,055 9,291 -3% Gross Margin 69.8% 68.7% 110 bps SG&A ($M) 9,974 9,711 3% % of Sales 33.3% 32.7% (60 bps) R&D ($M) 2,253 2,193 3% % of Sales 7.5% 7.4% (10 bps) Other Expense, Net ($M) 505 222 127% Operating Profit 6,651 5,330 25% Operating Margin 22.2% 17.9% 430 bps Diluted EPS ($) 2.27 2.89 -21% Q4 FY18 Earnings Results | May 24, 2018 | 15

MDT FY18 Y/Y EPS WALK EPS EPS growth at upper-end of annual guidance range despite headwinds 10% Y/Y1 5.00 $0.44 $4.81 ($0.04) $4.77 ($2.50) $1.71 ($0.23) $4.37 4.00 $2.89 3.00 $2.27 2.00 1.00 0.00 FY17, FY17, FY17, Divestiture FY17, Performance FY18, FX FY18, FY18, FY18, GAAP Non-GAAP Impact Comparable CC Non-GAAP Non-GAAP GAAP Adjustments Non-GAAP Non-GAAP Adjustments FY17 FY18 1 Figures represent comparison to FY17 on a comparable, constant currency basis. Q4 FY18 Earnings Results | May 24, 2018 | 16

MDT FY18 Y/Y OPERATING MARGIN CHANGES Operating Margin Operating margin expansion driven by SG&A leverage 0.3% 28.4% 0.2% 28.6% (0.7%) 30.0% 10.2% 27.9% (5.7%) 25.0% 22.2% 20.0% 17.9% 15.0% 10.0% 5.0% 0.0% FY17, FY17, FY17, FY17, Performance FY18, FX FY18, FY18, FY18, GAAP Non-GAAP Divestiture Impact Comparable CC Non-GAAP Non-GAAP GAAP Adjustments Non-GAAP Non-GAAP Adjustments FY17 FY18 Q4 FY18 Earnings Results | May 24, 2018 | 17

MDT FY18 NON-GAAP SELECT FINANCIAL INFORMATION FY18 FX FY18 FY17 Comparable FY18 Impact CCC Growth Revised1 Constant $M / Change / Change3 Currency3 Net Sales ($M) 29,953 28,046 494 -- 5% Cost of Products Sold2 8,970 8,278 148 -- 7% Gross Margin2 70.1% 70.5% Flat 70.1% (40 bps) SG&A ($M)2 9,934 9,478 153 -- 3% % of Sales 33.2% 33.8% Flat 33.2% 60 bps R&D ($M) 2,253 2,175 12 -- 3% % of Sales 7.5% 7.8% (10 bps) 7.6% 20 bps Other Expense, Net ($M)2 444 150 256 -- 25% % of Sales 1.5% 0.5% 90 bps 0.6% (10 bps) Operating Leverage3 Operating Profit2 8,352 7,965 (75) -- 6% 80 bps Operating Margin2 27.9% 28.4% (70 bps) 28.6% 20 bps EPS Diluted EPS2 ($) 4.77 4.37 (0.04) -- 10% Leverage3 500 bps 1 Restatement on comparable basis: Represents management’s best estimate to exclude the impact of the Patient Care, Deep Vein Thrombosis & Nutritional Insufficiency divestiture to Cardinal Health. 2 Non-GAAP Q4 FY18 Earnings Results | May 24, 2018 | 18 3 Figures represent comparison to FY17 on a comparable, constant currency basis.

FREE CASH FLOW

MDT

COMPONENTS OF FREE CASH FLOW

$ Billions	FY16	FY17	FY18
Operating Cash Flow	$5.2	$6.9	$4.7
CAPEX	($1.0)	($1.3)	($1.1)
Free Cash Flow	**$4.2**	**$5.6**	**$3.6**
Divestiture Impact[1]	($0.3)	($0.3)	$0.3
Comparable Free Cash Flow	**$3.9**	**$5.3**	**$3.9**
Included in Operating Cash Flow:			
Pre-Tax Items: Certain Litigation Payments, net[2,3]	$0.2	$0.3	$0.3
Pre-Tax Items: Restructuring Payments[2]	$0.2	$0.2	$0.2
Pre-Tax Items: Divestiture Related Payments[2]	--	--	$0.1
Pre-Tax Items: Other Payments[2,4]	$0.2	$0.3	$0.2
Puerto Rico IRS Pre-Payment	--	--	$1.1
Certain Other Tax Payments	$0.8	$0.4	$0.4

✓ **FY18 free cash flow would have been $4.7B, after adjusting for the $1.1B Puerto Rico IRS pre-payment the company elected to make late in Q4**

✓ **Expect to improve free cash flow conversion over the next couple of years as litigation and tax payments reduce**

1 Represents three quarters of estimated cash flow impact to FY16 & FY17 from the Patient Care, DVT, and NI divestiture to Cardinal Health, and adds back Divestiture Related Payments and Certain Tax Payments associated with the divestiture to FY18
2 Cash flow impact does not reflect associated tax cost / benefit, as timing and amount are difficult to estimate
3 Includes payments accrued as "Non-GAAP" charges, as well as COV acquisition opening balance sheet adjustments
4 Includes acquisition-related and special charges

Q4 FY18 Earnings Results | May 24, 2018 | 20

Medtronic

FY18 DIVESTITURE IMPACT

MDT

Q1 & FULL YEAR **FY18** REVISED HISTORICAL REVENUE & SELECT BASELINE FINANCIAL METRICS

Revised to reflect divestiture & new MITG reporting structure

All figures in $millions

World Wide

	Q1 FY18	FY18[3]
Minimally Invasive Therapies Group	**1,936**	**8,166**
Surgical Innovations	1,306	5,537
Respiratory, GI & Renal	630	2,629
TOTAL MEDTRONIC PLC	**6,840**	**29,403**

U.S.

	Q1 FY18	FY18[3]
Minimally Invasive Therapies Group	**835**	**3,394**
Surgical Innovations	531	2,190
Respiratory, GI & Renal	304	1,204
TOTAL MEDTRONIC PLC	**3,632**	**15,465**

Medtronic Plc

	Q1 FY18	FY18[3]
U.S.	3,632	15,465
Non-U.S. Developed	2,202	9,516
Emerging Markets	1,006	4,422
TOTAL MEDTRONIC PLC	**6,840**	**29,403**

MITG

	Q1 FY18	FY18[3]
U.S.	835	3,394
Non-U.S. Developed	754	3,267
Emerging Markets	347	1,505
TOTAL MITG	**1,936**	**8,166**

	Q1 FY18	FY18[3]
Net Sales ($M)	**6,840**	**29,403**
Cost of Products Sold[1]	2,029	8,664
Gross Margin[1]	*70.3%*	*70.5%*
SG&A ($M)[1]	2,412	9,863
% of Sales	*35.3%*	*33.5%*
R&D ($M)[1]	539	2,244
% of Sales	*7.9%*	*7.6%*
Other (Income) Expense, Net ($M)[1]	42	420
% of Sales	*0.6%*	*1.4%*
Operating Profit[1]	1,818	8,212
Operating Margin[1]	*26.6%*	*27.9%*
Diluted EPS[1,2] ($)	**1.03**	**4.68**

Note: Gross Margin, Operating Margin, and Diluted EPS are management's best estimates and include assumptions, including cost allocation.

1 Non-GAAP measure. Refer to "Basis of Presentation of Revised Financial Metrics" disclaimer on slide 2 to address the calculation of the revised baseline.
2 Assumes no change to interest expense or diluted share count related to divested businesses.
3 Q2, Q3, and Q4 FY18 values are not adjusted.

Q4 FY18 Earnings Results | May 24, 2018 | 22

Medtronic

FY19 GUIDANCE & OTHER ASSUMPTIONS

MDT FY19 GUIDANCE & OTHER ASSUMPTIONS FY18 Organic Growth Implied Revenue Implied Revenue FX1 Comparable Base2 Guidance Range Growth REVENUE $29,403M 4.0 – 4.5% (-$50M) to (-$150M) $30.4 - $30.7B 3.5% - 4.3% FY18 Constant Currency Implied Operating Implied Operating FX1 Comparable Base2 Guidance Margin Margin Expansion OPERATING MARGIN 27.9% +50 bps Approx. +10 bps 28.5% +60 bps FY18 Implied Constant Implied EPS FX1 EPS Guidance Comparable Base2 Currency Growth EPS $4.68 8 – 9% $0.05 $5.10 - $5.15 9 – 10% 1 While FX rates are fluid, assumptions above are based on current rates. 2 Comparable base adjusts for the Patient Care / DVT / NI divestiture to Cardinal Health in Q2 FY18. Q4 FY18 Earnings Results | May 24, 2018 | 24

APPENDIX

ACRONYMS / ABBREVIATIONS

Growth	
DD	Double Digit
HSD	High-Single Digit
LDD	Low-Double Digit
LSD	Low-Single Digit
MSD	Mid-Single Digit

Other	
ANZ	Australia and New Zealand
APAC	Asia Pacific
Bps	Basis Points
CC	Constant Currency
CCC	Comparable, Constant Currency
CE	Conformité Européene
CMS	Centers for Medicare and Medicaid Services
Comps	Comparisons
Dev	Developed
EM	Emerging Markets
EMEA	Europe, Middle East, and Africa
EPS	Earnings Per Share
EU	European Union

Other	
FDA	Food and Drug Administration
FX	Foreign Exchange
FY	Fiscal Year
GAAP	Generally Accepted Accounting Principles
IDE	Investigational Device Exemption
IRS	Internal Revenue Service
IT	Information Technology
OUS	Outside the United States
Q	Quarter
R&D	Research & Development
Rep	Reported
SEC	U.S. Securities & Exchange Commission
Seq	Sequential
SG&A	Selling, General & Administrative
WW	Worldwide
YTD	Year to Date
Y/Y	Year-over-Year
$B	Billions of Dollars
$M	Millions of Dollars

Business Specific	
AF	Atrial Fibrillation
AFS	AF Solutions
APV	Aortic & Peripheral Vascular
BKP	Balloon Kyphoplasty Procedure
BMP	Bone Morphogenetic Protein
CGM	Continuous Glucose Monitoring
CLMS	Cath Lab Management Services
CRHF	Cardiac Rhythm & Heart Failure
CRT-P	Cardiac Resynchronization Therapy – Pacemakers
CSH	Coronary & Structural Heart
CVG	Cardiac & Vascular Group
DCB	Drug Coated Balloon
DES	Drug Eluting Stent
DIAB	Diabetes
DSS	Diabetes Services & Solutions
DVT	Deep Vein Thrombosis
ENT	Ears, Nose, & Throat
GI	Gastrointestinal
HVAD	MDT Left Ventricular Assist Device
IIM	Intensive Insulin Management

Business Specific	
JNJ/J&J	Johnson & Johnson
MCS	Mechanical Circulatory Systems
MDT	Medtronic
MIS	Minimally Invasive Surgery
MITG	Minimally Invasive Therapies Group
NDT	Non-Intensive Diabetes Therapies
ORMS	Operating Room Management Services
PTA	Percutaneous Transluminal Angioplasty
RCS	Renal Care Solutions
RDN	Renal Denervation
RGR	Respiratory, Gastrointestinal, & Renal
RTG	Restorative Therapies Group
SFA	Superficial Femoropopliteal Artery
Surg Innov / SI	Surgical Innovations
TAVR	Transcatheter Aortic Valve Replacement
TDD	Targeted Drug Delivery
TMVR	Transcatheter Mitral Valve Replacement
UHG	United Health Group
VBHC	Value-Based Healthcare

Q4 FY18 Earnings Results | May 24, 2018 | 25

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